UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 17, 2010

Farmers National Banc Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-12055	34-1371693
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio		44406-0555
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	330-533-3341

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2010, Farmers National Banc Corp. ("Registrant") received a letter, dated December 14, 2010, notifying the Board of Directors of the Registrant and Farmers National Bank ("Bank") that Bejamin R. Brown was planning to retire from both boards effective December 31, 2010. Mr. Brown had been a member of the Board of Directors since 1991. Mr. Brown, who has served on the Board’s Loan Committee and the Risk Management Committee, is a member of the class of directors whose terms will expire in 2012. The resignation of Mr. Brown does not involve any disagreements with the Registrant on any matter relating to its operations, policies or practices.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

December 17, 2010	By:	John S. Gulas

Name: John S. Gulas
Title: President and CEO